LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

COLLECTION PERIOD:                  NOVEMBER  1-30, 2004                           PAYMENT DATE:   DEC 15 2004
Determination Date:                 Dec 09 2004                                    Report Branch:  2041

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INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
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Class Percentages                                        100.00%            68.64%          30.36%           1.00%
Original Pool Balance                             303,030,302.06    208,000,000.00   92,000,000.00    3,030,302.06
Note Balance Total                                300,000,000.00    208,000,000.00   92,000,000.00
Number of Contracts                                       16,418
Class Pass Through Rates                                                   1.5030%         2.8410%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Class C Certificate Rate                                6.00000%

Initial Weighted Average APR                           10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio     10.07510%
Initial Weighted Average Remaining Term                    64.74
Initial Weighted Average Original Term                     68.01

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CURRENT MONTH CERTIFICATE
     BALANCES                                         Total          Class A-1        Class A-2
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BOP:
Total Pool Balance                                228,951,229.79    133,920,927.71   92,000,000.00    3,030,302.06
Total Note Balance                                217,010,445.66    125,010,445.66   92,000,000.00
EOP:
Number of Current Month Closed Contracts                     437
Number of Reopened Loans                                       0
Number of Contracts - EOP                                 13,058
Total Pool Balance  -  EOP                        220,168,862.81    125,138,560.73   92,000,000.00    3,030,302.06
Total Note Balance - EOP                          207,533,770.13    115,533,770.13   92,000,000.00
Class Collateral Pool Factors                         0.69177923        0.55545082      1.00000000
Weighted Average APR of Remaining Portfolio             9.95760%
Weighted Average Monthly Dealer Participation Fee Rate  0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio       9.95760%
Weighted Average Remaining Term                            57.15
Weighted Average Original Term                             68.29

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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TOTAL DISTRIBUTION AMOUNT                                                                             CONTRACTS
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     Monthly Payments:              Principal                                         3,641,865.52
                                    Interest                                          1,836,436.98
     Early Payoffs:                 Principal Collected                               4,456,435.54
                                    Early Payoff Excess Servicing Compensation              332.37
                                    Early Payoff Principal Net of Rule of 78s Adj.    4,456,103.17             382
                                    Interest                                             40,997.21
     Liquidated Receivable:         Principal Collected                                  10,729.50
                                    Liquidated Receivable Excess Servicing Compensation       0.00
                                    Liquidated Receivable Principal Net of Rule of 78s
                                    Adj.                                                 10,729.50              55
                                    Interest                                                (45.09)
     Purchase Amount:               Principal                                                 0.00               0
                                    Interest                                                  0.00
                                                 Total Principal                      8,108,698.19
                                                 Total Interest                       1,877,389.10
                                                 Total Principal and Interest         9,986,087.29
     Recoveries                                                                         280,218.77
     Excess Servicing Compensation                                                          332.37
     Late Fees & Miscellaneous Fees                                                      55,154.26
     Collection Account Customer Cash                                                10,321,792.69
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                12,521.86
     Available Funds                                                                 10,334,314.55

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                                                                                      DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION                                                                             AMOOUNT        DEFICIENCY CLAIM
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                                                                                     10,334,314.55
Monthly Dealer Participation Fee                                              0.00   10,334,314.55            0.00
Prior Unpaid Dealer Participation Fee                                         0.00   10,334,314.55
Servicing Fees:                     Current Month Servicing Fee         333,887.21
                                    Prior Period Unpaid Servicing Fee         0.00
                                    Late Fees & Miscellaneous Fees       55,154.26
                                    Excess Servicing Compensation           332.37
                                                 Total Servicing Fees:  389,373.84    9,944,940.71            0.00
Indenture Trustee Fee                                                       632.95    9,944,307.76            0.00
Custodian Fee                                                             3,815.85    9,940,491.91            0.00
Backup Servicer Fee                                                       4,102.04    9,936,389.87            0.00
Prior Unpaid Indenture Trustee Fee                                            0.00    9,936,389.87            0.00
Prior Unpaid Custodian Fee                                                    0.00    9,936,389.87            0.00
Prior Unpaid Backup Servicer Fee                                              0.00    9,936,389.87            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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                                                                                      DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION                                                                             AMOOUNT        DEFICIENCY CLAIM
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     Class A-1 Note Interest:       Current Month                       156,575.58    9,779,814.29            0.00
                                    Prior Carryover Shortfall                 0.00    9,779,814.29
     Class A-2 Note Interest:       Current Month                       217,810.00    9,562,004.29            0.00
                                    Prior Carryover Shortfall                 0.00    9,562,004.29
     Principal Payment Amount:      Current Month                             0.00    9,562,004.29            0.00
                                    Prior Carryover Shortfall                 0.00    9,562,004.29
     Certificate Insurer:           Reimbursement Obligations                 0.00    9,562,004.29            0.00
                                    Premium                              60,531.49    9,501,472.80            0.00
     Class C Interest Payment
     Amount                         Current Month                        32,044.42    9,469,428.38            0.00
                                    Prior Carryover Shortfall                 0.00    9,469,428.38            0.00
     Supplemental Enhancement
     Account                        Reimbursement                             0.00    9,469,428.38            0.00
     Expenses:                      Trust Collateral Agent                    0.00    9,469,428.38            0.00
                                    Indenture Trustee                         0.00    9,469,428.38            0.00
                                    Backup Servicer                           0.00    9,469,428.38            0.00
                                    Custodian                                 0.00    9,469,428.38            0.00
     Distribution to (from) the Spread Account                        9,469,428.38            0.00
     Distribution (from) the Supplemental Enhancement Account                 0.00            0.00

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LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
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                                                                                   Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                         Balance         Units
     BOP Liquidated Receivable Principal Balance      669,238.66                         24,103.13               8
     Cram Down Loss                                    15,159.63                         15,159.63               3
     Liquidation Principal Proceeds                    10,729.50
     Principal Loss                                   673,668.79
     Prior Month Cumulative Principal Loss LTD      3,015,367.71
     Cumulative Principal Loss LTD                  3,689,036.50                         39,262.76              11

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STATISTICAL INFORMATION
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                                                                       % OF TOTAL POOL
DELINQUENCY STATUS:                 # OF CONTRACTS   AMOUNT                BALANCE
     Current                              10,498  180,213,529.62            81.85%
     1-29 Days                             2,291   37,601,892.30            17.08%
     30-59 Days                              140    1,170,158.41             0.53%
     60-89 Days                               68      620,334.38             0.28%
     90-119 Days                              38      365,109.84             0.17%
     120 Days or More                         23      197,838.26             0.09%
                              Total       13,058  220,168,862.81           100.00%

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STATISTICAL INFORMATION CONTINUED
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Trigger Analysis:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default
Average Delinquency Ratio               0.75971%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    1.49%      4.79%             NO              5.39%            NO
Cumulative Loss Rate                       0.68%      2.52%             NO              2.96%            NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # OF CONTRACTS      AMOUNT *                                    # OF CONTRACTS   AMOUNT *
Prior Month Inventory                         20      412,699.75             Prior Month Inventory               8 155,602.94
Repurchased                                    0            0.00       Repurchased                               0       0.00
Adjusted Prior Month Inventory                20      412,699.75    Adjusted Prior Month Inventory               8 155,602.94
Current Month Repos                           22      417,109.72               Current Month Repos              32 604,047.28
Repos Actually Liquidated                     19      383,895.33      Repos from Trust Liquidation               1  28,804.42
Repos Liquidated at 60+ or 150+                1       28,804.42         Repos Actually Liquidated              28 526,744.27
Dealer Payoff                                  0            0.00     Dealer Payoff                               0       0.00
Redeemed / Cured                               0            0.00  Redeemed / Cured                               0       0.00
Purchased Repos                                0            0.00   Purchased Repos                               0       0.00
Current Month Inventory                       22      417,109.72           Current Month Inventory              13 261,710.37
                                   * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                                    # OF CONTRACTS        AMOUNT
Current Month Balance                         55      684,398.29
Cumulative Balance                           314    4,090,204.54
Current Month Proceeds                                 10,684.41
Cumulative Proceeds                                   401,199.72
Current Month Recoveries                              280,218.77
Cumulative Recoveries                               1,643,546.06

                                   RECEIVABLES LIQUIDATED AT 150 OR MORE
                                   DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                   THE DATE AVAILABLE FOR SALE AND BY                                 CUMULATIVE RECEIVABLES
                                   ELECTION:                                                          LIQUIDATED AT 150+ AND 60+:
ELECTION:
                                                         Balance             Units                         Balance      Units
Prior Month                                            20,490.59                 2                       50,782.70          3
Current Trust Liquidation Balance                      58,470.86                 3                       58,470.86          3
Current Monthly Principal Payments                          0.00
Cram Down Loss                                              0.00
Reopened Loan Due to NSF                                    0.00                 2
Current Repurchases                                         0.00                 0
Current Recovery Sale Proceeds                              0.00                (3)
Deficiency Balance of Sold Vehicles                   (20,140.61)
EOP                                                    58,820.84                 4                      109,253.56          6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                                   REQUISITE AMOUNT:  4,545,454.53
Total Deposit                                                         4,545,454.53
BOP Balance                                                           4,545,454.53
Remaining Distribution Amount                                         9,469,428.38
Investment Income                                                         7,247.15
Current Month Draw                                                            0.00
EOP Balance Prior to Distribution                                    14,022,130.06

Spread Account Release Amount                                         9,476,675.53

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                 9,476,675.53
     Class C Supplemental Interest and Carryover Shortfall                    0.00
     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80
BOP Balance                                                           6,408,884.32
Supplemental Enhancement Account Deposit                                      0.00
Current Month Draw                                                            0.00
Supplemental Enhancement Account Investment Earnings                     11,076.01
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                          (11,076.01)
Class C Supplemental Enhancement Amount Before Release                6,408,884.32

Supplemental Enhancement Account Release Amount                       1,572,545.25

EOP Balance                                                           4,836,339.07

Overcollateralization Amount                                         12,635,092.68

Current Month Total Enhancement Amount                               22,016,886.28          10.00%

Required Total Enhancement Amount                                    22,016,886.28          10.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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            CUMULATIVE LOSS:                                     CUMULATIVE GROSS DEFAULT:
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              UP TO MONTH           TRIGGER EVENTEVENT OF DEFAULT   UP TO MONTH     TRIGGER EVENT       EVENT OF DEFAULT

                   3                   1.01%          1.27%                   3           2.02%              2.31%
                   6                   2.02%          2.33%                   6           4.03%              4.23%
                   9                   2.52%          2.96%                   9           4.79%              5.39%
                   12                  4.03%          4.23%                  12           7.57%              7.69%
                   15                  4.58%          4.81%                  15           8.71%              8.75%
                   18                  5.50%          5.77%                  18          11.00%             10.49%
                   21                  6.00%          6.73%                  21          11.54%             12.24%
                   24                  6.65%          7.31%                  24          12.08%             13.28%
                   27                  7.07%          7.89%                  27          12.86%             14.34%
                   30                  7.71%          8.46%                  30          14.02%             15.38%
                   33                  8.14%          9.04%                  33          14.80%             16.44%
                   36                  8.57%          9.42%                  36          15.58%             17.14%
                   39                  8.79%          9.61%                  39          15.98%             17.48%
                   42                  9.00%         10.00%                  42          16.36%             18.18%
                   45                  9.00%         10.00%                  45          16.36%             18.18%
                   48                  9.00%         10.00%                  48          16.36%             18.18%
                   51                  9.00%         10.00%                  51          16.36%             18.18%
                   54                  9.00%         10.00%                  54          16.36%             18.18%
                   57                  9.00%         10.00%                  57          16.36%             18.18%
                   60                  9.00%         10.00%                  60          16.36%             18.18%
                   63                  9.00%         10.00%                  63          16.36%             18.18%
                   66                  9.00%         10.00%                  66          16.36%             18.18%
                   69                  9.00%         10.00%                  69          16.36%             18.18%
                   72                  9.00%         10.00%                  72          16.36%             18.18%
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AVERAGE DELINQUENCY RATIO:
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     Up to Month                  Trigger Event  Event of Default
                                 12        6.00%           8.00%
                                 24        7.00%           9.00%
                                 72        8.00%          10.00%

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of November 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1,
2004.

/s/ Maureen E. Morley
-------------------------------
Maureen E. Morley
Vice President and Controller